Perritt Funds, Inc.
Notes to the Schedule of Investments (Unaudited)
1. Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access
• Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of July 31, 2024:

Perritt MicroCap Opportunities Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$55,328,715	$-	$-	$55,328,715
Total Investments in Securities	$55,328,715	$-	$-	$55,328,715

Perritt Ultra MicroCap Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$10,057,646	$-	$-	$10,057,646
Warrants	732	-	-	732
Investments Purchased with Proceeds from Securities Lending Collateral	-	-	-	138,175
Total Investments in Securities	$10,058,378	$-	$-	$10,196,553

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.